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                                                                   Exhibit 99(a)

                        KEYCORP STUDENT LOAN TRUST 2002-A

Noteholders' Statement pursuant to Section 5.07 of Sale and Servicing Agreement
       (capitalized terms used herein are defined in Appendix A thereto)

                     DISTRIBUTION DATE: NOVEMBER 29, 2004
                                        -------------------


(i)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-1   Notes:                         $5,126,584.79
                                                                                                            ----------------------
             (    $0.00006267219 per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------

(ii)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-A-2    Notes:                                $0.00
                                                                                                            ----------------------
             (    $0.00000000000 per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------

(iii)   Amount of PRINCIPAL being paid or distributed in respect of the CLASS I-B    Notes:                                  $0.00
                                                                                                            ----------------------
             (    $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
              -------------------

(iv)    Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-1   Notes:                       $16,908,539.81
                                                                                                            ----------------------
             (    $0.00012618313  per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------

(v)     Amount of PRINCIPAL being paid or distributed in respect of the CLASS II-A-2    Notes:                               $0.00
                                                                                                            ----------------------
             (    $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------

(vi)    Amount of INTEREST being paid or distributed in respect of the CLASS I-A-1    Notes:                            $50,425.54
                                                                                                            ----------------------
             (    $0.00000061645  per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------

(vii)   Amount of INTEREST being paid or distributed in respect of the CLASS I-A-2   Notes:                            $936,553.33
                                                                                                            ----------------------
             (    $0.00000511778  per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------

(viii)  Amount of INTEREST being paid or distributed in respect of the CLASS I-B    Notes:                              $52,885.44
                                                                                                            ----------------------
             (    $0.00000644944  per $1,000 original principal amount of Class I-B Notes)
              -------------------

(ix)    Amount of INTEREST being paid or distributed in respect of the CLASS II-A-1   Notes:                           $114,235.80
                                                                                                            ----------------------
             (    $0.00000085251  per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------

(x)     Amount of INTEREST being paid or distributed in respect of the CLASS II-A-2    Notes:                        $3,139,025.56
                                                                                                            ----------------------
             (    $0.00000566611  per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------

(xi)    Amount of Noteholders' Interest Index Carryover being paid or distributed (if any) and amount remaining
        (if any):
           (1) Distributed to Class I-A-1 Noteholders:                            $0.00
                                                                    --------------------
             (    $0.00000000000  per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------
           (2) Distributed to Class I-A-2 Noteholders:                            $0.00
                                                                    --------------------
             (    $0.00000000000  per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------
           (3) Distributed to Class I-B Noteholders:                              $0.00
                                                                    --------------------
             (    $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
              -------------------
           (4) Distributed to Class II-A-1 Noteholders:                           $0.00
                                                                    --------------------
             (    $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------
           (5)Distributed to Class II-A-2 Noteholders:                            $0.00
                                                                    --------------------
             (    $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------
           (6) Balance on Class I-A-1 Notes:                       $0.00
                                            -----------------------------
             (    $0.00000000000  per $1,000 original principal amount of Class I-A-1 Notes)
              -------------------
           (7)Balance on Class I-A-2 Notes:                        $0.00
                                            -----------------------------
             (    $0.00000000000  per $1,000 original principal amount of Class I-A-2 Notes)
              -------------------
           (8) Balance on Class I-B Notes:                         $0.00
                                            -----------------------------
             (    $0.00000000000  per $1,000 original principal amount of Class I-B Notes)
              -------------------
           (9) Balance on Class II-A-1 Notes:                      $0.00
                                            -----------------------------
             (    $0.00000000000  per $1,000 original principal amount of Class II-A-1 Notes)
              -------------------
          (10) Balance on Class II-A-2 Notes:                      $0.00
                                            -----------------------------
             (    $0.00000000000  per $1,000 original principal amount of Class II-A-2 Notes)
              -------------------

(xii)   (X)   Payments made under the Group I Cap Agreement on such date:
             (             $0.00  with respect to the Class I-A-1 Notes,
              -------------------
                           $0.00  with respect to Class I-A-2 Notes, and
              -------------------
                           $0.00  with respect to Class I-B Notes), and
              -------------------
        (Y)   payments made under the Group II Cap Agreement on such date:
             (             $0.00  with respect to Class II-A-1 Notes and
              -------------------
                           $0.00  with respect to the Class II-A-2 Notes); and
              -------------------
              the total outstanding amount owed to the Cap Provider:
                           $0.00  with respect to the Group I Cap Agreement and
              -------------------
                           $0.00  with respect to the Group II Cap Agreement.
              -------------------


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

(xiii)  (X)   GROUP I POOL BALANCE at the end of the related Collection Period:                     $196,626,370.91     and
                                                                                              ---------------------
        (Y)   GROUP II POOL BALANCE at the end of the related Collection Period:                    $560,117,713.17
                                                                                              ---------------------

(xiv)   After giving effect to distributions on this Distribution Date:
        (a)   (1) OUTSTANDING PRINCIPAL amount of CLASS I-A-1   Notes:                                      $5,426,370.91
                                                                                                --------------------------
              (2) Pool Factor for the Class I-A-1 Notes:                                            0.066337100
                                                                                      --------------------------
        (b)   (1) outstanding principal amount of CLASS I-A-2   Notes:                                    $183,000,000.00
                                                                                                --------------------------
              (2) Pool Factor for the Class I-A-2 Notes:                                            1.000000000
                                                                                      --------------------------
        (c)   (1) outstanding principal amount of CLASS I-B   Notes:                                        $8,200,000.00
                                                                                                --------------------------
              (2) Pool Factor for the Class I-B Notes:                                              1.000000000
                                                                                      --------------------------
        (d)   (1) outstanding principal amount of CLASS II-A-1   Notes:                                     $6,117,713.17
                                                                                                --------------------------
              (2) Pool Factor for the Class II-A-1 Notes:                                           0.045654600
                                                                                      --------------------------
        (e)   (1) outstanding principal amount of CLASS II-A-2   Notes:                                   $554,000,000.00
                                                                                                --------------------------
              (2) Pool Factor for the Class II-A-2 Notes:                                           1.000000000
                                                                                      --------------------------

(xv)    NOTE INTEREST RATE for the Notes:
        (a)   In general:
              (1) Three-Month LIBOR
                   for the period from the previous Distribution Date to this Distribution Date was                      1.77000%
                                                                                                                   ---------------
              (2) the Student Loan Rate was for Group I:                          5.69160%      and Group II:   3.85006%
                                                                                -----------            -----------------
        (b)   Note Interest Rate for the CLASS I-A-1   Notes:                     1.83000%  based on    Index-based Rate
                                                                                -----------            --------------------
        (c)   Note Interest Rate for the CLASS I-A-2   Notes:                     1.96000%  based on    Index-based Rate
                                                                                -----------            --------------------
        (d)   Note Interest Rate for the CLASS I-B   Notes:                       2.47000%  based on    Index-based Rate
                                                                                -----------            --------------------
        (e)   Note Interest Rate for the CLASS II-A-1   Notes:                    1.90000%  based on    Index-based Rate
                                                                                -----------            --------------------
        (f)   Note Interest Rate for the CLASS II-A-2   Notes:                    2.17000%  based on    Index-based Rate
                                                                                -----------            --------------------

(xvi)   Amount of MASTER SERVICING FEE for related Collection Period:
                      $247,743.13  with respect to the GROUP I Student Loans and
              --------------------
                      $706,870.50  with respect to the GROUP II Student Loans
              --------------------
             (     $0.00000302864  per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------
                   $0.00000135379  per $1,000 original principal balance of Class I-A-2 Notes
              --------------------
                   $0.00003021258  per $1,000 original principal balance of Class I-B Notes,
              --------------------
                   $0.00000527515  per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------
                   $0.00000127594  per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------

(xvii)  Amount of ADMINISTRATION FEE for related Collection Period:
                          $779.50  with respect to the GROUP I Notes and
              --------------------
                        $2,220.50  with respect to the GROUP II Notes
              --------------------
             (     $0.00000000953  per $1,000 original principal amount of Class I-A-1 Notes,
              --------------------
                   $0.00000000426  per $1,000 original principal balance of Class I-A-2 Notes
              --------------------
                   $0.00000009506  per $1,000 original principal balance of Class I-B Notes,
              --------------------
                   $0.00000001657  per $1,000 original principal balance of Class II-A-1 Notes and
              --------------------
                   $0.00000000401  per $1,000 original principal balance of Class II-A-2 Notes);
              --------------------

(xviii) (a)   Aggregate amount of REALIZED LOSSES (if any) for the related Collection Period:
              $3,244.47            with respect to the GROUP I Student Loans
              --------------------
              $5,347,914.27        with respect to the GROUP II Student Loans
              --------------------
        (b)   Balance of Financed Student Loans that are DELINQUENT in each delinquency period as of the end of the related Collection Period:
                   with respect to the GROUP I Student Loans
                                                                            # of
                                                                            Loans                    $ Amount
              30-60 Days Delinquent                                           98                    $3,287,321
              61-90 Days Delinquent                                           67                    $1,436,630
              91-120 Days Delinquent                                          47                    $1,123,950
              More than 120 Days Delinquent                                  113                    $2,308,001
              Claims Filed Awaiting Payment                                   14                      $139,223

                   and with respect to the GROUP II Student Loans.
                                                                            # of
                                                                            Loans                    $ Amount
              30-60 Days Delinquent                                        1,174                   $11,864,396
              61-90 Days Delinquent                                          541                    $5,905,302
              91-120 Days Delinquent                                         253                    $2,747,165
              More than 120 Days Delinquent                                  134                    $1,635,781
              Claims Filed Awaiting Payment                                  111                    $1,724,802

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

(xviiii) Amount of the INSURER PREMIUM paid to the Securities Insurer on such Distribution Date                      $176,954.72
                                                                                                             --------------------

(xx)     Amount received from the Securities Insurer with respect to the Group II Notes Guaranty Insurance
         Policy:    $0.00
                ----------

(xxi)    Amount paid to the Securities Insurer in reimbursement of all Insured
         Payments made pursuant to the Group II Notes Guaranty Insurance Policy
                                        $0.00
                                    ----------

(xxii)   (A) with respect to the GROUP I INTEREST RATE SWAP:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                      $49,903.74
                                                                                                                  ---------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                         $0.00
                                                                                                                  ---------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                      $0.00 ;
                                                                                                   ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                      $0.00 ;
                                                                                                   ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                    $0.00  ; and
                ----------
         (B) with respect to the GROUP II INTEREST RATE Swap:
           the Trust Swap Payment Amount paid to the Swap Counterparty on such Distribution Date:                       $8,937.15
                                                                                                                  ---------------
           the amount of any Net Trust Swap Payment Carryover Shortfall for such Distribution Date:                         $0.00
                                                                                                                  ---------------
           the Trust Swap Receipt Amount paid to the Trust on such Distribution Date:                      $0.00  ;
                                                                                                   ---------------
           the Net Trust Swap Receipt Carryover Shortfall for such Distribution Date:                      $0.00  ;
                                                                                                   ---------------
           and the amount of any Termination Payment either paid by or made to the Trust on such Distribution Date:
                    $0.00
                ----------

(xxiii)  the Class I-A-1 Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00  ;
                                                                                                   ---------------
         the Class I-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                   $0.00  ;
                                                                                                   ---------------
         Class I-B Cap Payment paid to the Cap Provider on such Distribution Date:                     $0.00 ;
                                                                                              ---------------
         Class II-A-1 Cap Payment paid to the Cap Provider on such Distribution Date                   $0.00 ; and
                                                                                              ---------------
         Class II-A-2 Cap Payment paid to the Cap Provider on such Distribution Date:                  $0.00 .
                                                                                              ---------------


















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